UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 30, 2021

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
404 Veterans Airpark Lane, Suite 300
Midland, TX 79705
(Address of Principal Executive Offices)
(432) 262-2700
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	NGS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.
On September 30, 2021, the Board of Directors (the “Board”) of Natural Gas Services Group, Inc. (the “Company”) authorized the Company to enter into a share repurchase program for the purchase of up to an aggregate amount of $10 million of the Company’s common stock in accordance with the guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This authorization replaces the authorization provided on October 23, 2020 which expired as of September 30, 2021.

Under the repurchase authorization of October 23, 2020, the Company repurchased 478,769 shares of its common stock at an average price of $10.45 for a total of $5.0 million including fees and expenses.

Repurchases may be made in open market purchases, block trades or in privately negotiated transactions. Repurchases, if any, under the program will be made at the discretion of management, and will depend upon market pricing and conditions, business, legal, accounting and other considerations. Open market purchases will be conducted in accordance with the limitation of Rule 10b-18 of the Securities and Exchange Commission (the “SEC”). Repurchases may be made pursuant to any trading plan that may be adopted in accordance with SEC Rule 10b5-1, which would permit common stock to be repurchased when the Company might otherwise be precluded from doing so under insider trading laws.

The repurchase program may be modified, suspended or terminated at any time without notice, in the Company’s discretion, based upon a number of factors, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, the need for capital in the Company’s operations and other factors deemed appropriate. These factors may also affect the timing and amount of share repurchases. The repurchase program does not obligate the Company to repurchase any shares. The Company intends to finance the repurchases with existing liquidity and free cash flow.

The plan will expire on September 30, 2022. The Company had 13,183,262 shares of common stock outstanding as of September 30, 2021.

Item 9.01. Financial Statements and Exhibits.

The Exhibit listed below is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press release issued October 4, 2021

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Date:	October 4, 2021	By:	/s/ Stephen C. Taylor

Stephen C. Taylor
President & Chief Executive Officer